EXHIBIT 99.1

EXO:EXO, INC.

EXO:EXO, INC.

CONDENSED BALANCE SHEETS

	September 30, 2015	December 31, 2014
	(unaudited)
ASSETS
Current assets:
Cash	$16,705	$5,444
Inventory	11,344	7,526
Total current assets	28,049	12,970

Property and equipment, net	11,434	3,205

Total assets	$39,483	$16,175

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$15,779	$14,543
Advances, related party	43,882	46,026
Total current liabilities	59,661	60,569

Stockholders’ deficit:
Common stock, no par value; 1,000 shares authorized, 250 shares issued and outstanding as of December 31, 2014 and 2013, respectively	250	250
Accumulated deficit	(20,428)	(44,644)
Total stockholders’ deficit	(20,178)	(44,394)

Total liabilities and stockholders’ deficit	$39,483	$16,175

Notes are an integral part of these financial statements

2

EXO:EXO, INC.

CONDENSED STATEMENTS OF OPERATIONS

(unaudited)

	Nine months ended September 30,
	2015	2014
Revenue:
Sales, net	$144,046	$46,996

Cost of sales	68,728	33,744

Gross profit	75,319	13,253

Operating expenses:
Selling, general and administrative expenses	50,028	27,621
Depreciation	1,074	68
Total operating expenses	51,102	27,689

Net income (loss) before income taxes	24,216	(14,437)

Provision for income taxes (benefit)	-	-

NET INCOME (LOSS)	$24,216	$(14,437)

Net income (loss) per common share, basic and diluted	$96.86	$(57.75)

Weighted average number of common shares outstanding, basic and diluted	250	250

Notes are an integral part of these financial statements

3

EXO:EXO, INC.

CONDENSED STATEMENTS OF CASH FLOWS

(unaudited)

	Nine months ended September 30,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$24,216	$(14,437)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	1,074	68
Expenses paid by related parties	-	24,897
Changes in operating assets and liabilities:
Inventory	(3,818)	(7,500)
Accounts payable	1,236	2,539
Net cash provided by operating activities	22,708	5,567

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(9,303)	(2,630)
Net cash used in investing activities	(9,303)	(2,630)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of related party advances	(2,144)	-
Net cash used in financing activities	(2,144)	-

Net increase in cash	11,261	2,937
Cash, beginning of year	5,444	-
Cash, end of year	$16,705	$2,937

SUPPLEMENTAL INFORMATION
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

Non-cash investing and financing activities:	$-	$-

Notes are an integral part of these financial statements

4

EXO:EXO, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(unaudited)

NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the presentation of the accompanying unaudited condensed financial statements follows:

General

The accompanying unaudited condensed financial statements of Exo:Exo, Inc., (the “Company”), have been prepared in accordance with the rules and regulations (Regulation S-X) of the Securities and Exchange Commission (the “SEC”) and with the instructions to Form 10-Q. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The results from operations for the nine month period ended September 30, 2015 are not necessarily indicative of the results that may be expected for the year ended December 31, 2015. The unaudited condensed financial statements should be read in conjunction with the December 31, 2014 financial statements and notes thereto included in the Company’s Form 8-K filing herein.

Basis and business presentation

Exo:Exo, Inc (the “Company”) was incorporated under the laws of the State of Wyoming on June 12, 2012 and had been inactive until 2014. The Company designs and produces active wear, and has been a growing brand of choice in the athlete global consumer market.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for annual financial statements.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include the recoverability and useful lives of long-lived assets, the fair value of the Company’s stock, and the valuation allowance related to deferred tax assets. Actual results may differ from these estimates.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition (“ASC 605-10”) which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management’s judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

Revenue arises from the sale of the Company’s product through online and other marketing means. The Company records the payments received from customers as a liability until the products or services are delivered. Sales are recorded when the products or services are delivered.

5

EXO:EXO, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(unaudited)

Cost of sales includes all direct third party manufacturing costs, added materials and packaging and those indirect costs related to delivery to the customer. Such expenses are classified as cost of sales in the corresponding period in which the revenue is recognized in the accompanying income statement.

Fair Value of Financial Instruments

The Company’s short-term financial instruments, including cash, inventory and accounts payable, consist primarily of instruments without extended maturities, the fair value of which, based on management’s estimates, reasonably approximate their book value.

Net Income (loss) Per Common Share

The Company computes earnings (loss) per share under Accounting Standards Codification subtopic 260-10, Earnings Per Share (“ASC 260-10”). Net loss per common share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per share, if presented, would include the dilution that would occur upon the exercise or conversion of all potentially dilutive securities into common stock using the “treasury stock” and/or “if converted” methods as applicable. As of September 30, 2015 and 2014, the Company did not have any potentially dilutive securities.

Cash

The Company considers cash to consist of cash on hand and temporary investments having an original maturity of 90 days or less that are readily convertible into cash.

Long-Lived Assets

The Company follows FASB ASC 360-10-15-3, “Impairment or Disposal of Long-lived Assets,” which established a “primary asset” approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell. The Company determined that there was no impairment on its long-lived assets during nine months ended September 30, 2015 and 2014.

Property and Equipment

Property and equipment are stated at cost. When retired or otherwise disposed, the related carrying value and accumulated depreciation are removed from the respective accounts and the net difference less any amount realized from disposition, is reflected in earnings. For financial statement purposes, property and equipment are recorded at cost and depreciated using the straight-line method over their estimated useful lives of 5 years.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to a concentration of credit risk are cash and accounts receivable. Generally, the Company’s cash and cash equivalents in interest-bearing accounts does not exceed FDIC insurance limits. The financial stability of these institutions is periodically reviewed by senior management.

6

EXO:EXO, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(unaudited)

Income Taxes

The Company follows Accounting Standards Codification subtopic 740-10, Income Taxes (“ASC 740-10”) for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability during each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change. Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods.

Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse and are considered immaterial.

Recent Accounting Pronouncements

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company’s financial position, results of operations or cash flows.

NOTE 2 –MANAGEMENT’S LIQUIDITY PLANS

As of September 30, 2015, the Company had cash of $16,705 and a working capital deficit of $31,612. During the nine months ended September 30, 2015, the Company provided net cash in operating activities of $22,708.

The Company’s primary source of operating funds since inception has been cash proceeds from advances from related parties, but there can be no assurance that these funds will be available on terms acceptable to the Company, or will be sufficient to enable the Company to fully execute on its business plan or sustain operations in the future.

NOTE 3 – PROPERTY AND EQUIPMENT

The Company has property and equipment that consist of signage and marketing booth. The depreciation is calculated using the straight line method over the life of the property. All property has a useful life of 5 years. The following table summarizes these assets as of September 30, 2015 and December 31, 2014:

	September 30, 2015	December 31, 2014
Signage	$2,682	$2,245
Marketing booth	9,273	1,160
Camera	753	-
	12,708	3,405
Accumulated Depreciation	1,274	200
	$11,434	$3,205

7

EXO:EXO, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(unaudited)

During the nine months ended September 30, 2015 and 2014, depreciation expense charged to operations was $1,074 and $68, respectively.

NOTE 4 – RELATED PARTY TRANSACTIONS

As of September 30, 2015 and December 31, 2014, the Company officers and directors have provided advances in the aggregate of $43,882 and $46,026, respectively, for working capital purposes. The advances are unsecured, due on demand and non-interest bearing.

NOTE 5 – SUBSEQUENT EVENTS

The Company’s shareholder entered into a stock exchange agreement whereby the Company became a wholly owned subsidiary of PF Hospitality Group, Inc. effective December 16, 2015.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Exo:Exo, Inc.

We have audited the accompanying balance sheets of Exo:Exo, Inc. as of December 31, 2014 and 2013 and the related statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2014 and 2013. Exo:Exo, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Exo:Exo, Inc. as of December 31, 2014 and 2013 , and the results of its operations and its cash flows for the years ended December 31, 2014 and 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the entity will continue as a going concern. As discussed in Note 3 to the financial statements, the entity has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KLJ & Associates, LLP

Edina, MN

February 24, 2016

9

EXO:EXO, INC.

BALANCE SHEETS

DECEMBER 31, 2014 AND 2013

	2014	2013
ASSETS
Current assets:
Cash	$5,444	$-
Inventory	7,526	-
Total current assets	12,970	-

Property and equipment, net	3,205	-

Total assets	$16,175	$-

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$14,543	$-
Advances, related party	46,026	-
Total current liabilities	60,569	-

Commitments and contingencies	-	-

Stockholders’ deficit:
Common stock, no par value; 1,000 shares authorized, 250 shares issued and outstanding as of December 31, 2014 and 2013, respectively	250	250
Accumulated deficit	(44,644)	(250)
Total stockholders’ deficit	(44,394)	-

Total liabilities and stockholders’ deficit	$16,175	$-

Notes are an integral part of these financial statements

10

EXO:EXO, INC.

STATEMENTS OF OPERATIONS

	Year ended December 31,
	2014	2013
Revenue:
Sales, net	$83,384	$-

Cost of sales	70,935	-

Gross profit	12,449	-

Operating expenses:
Selling, general and administrative expenses	56,643	-
Depreciation	200	-
Total operating expenses	56,843	-

Net loss before income taxes	(44,394)	-

Provision for income taxes (benefit)	-	-

NET LOSS	$(44,394)	$-

Net loss per common share, basic and diluted	$(177.58)	$-

Weighted average number of common shares outstanding, basic and diluted	250	250

Notes are an integral part of these financial statements

11

EXO:EXO, INC.

STATEMENT OF STOCKHOLDERS’ DEFICIT

TWO YEARS ENDED DECEMBER 31, 2014

			Additional
	Common stock		Paid in	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance, December 31, 2012	250	$250	$-	$(250)	$-
Net income (loss)	-	-	-	-	-
Balance, December 31, 2013	250	250	-	(250)	-
Net loss	-	-	-	(44,394)	(44,394)
Balance, December 31, 2014	250	$250	$-	$(44,644)	$(44,394)

Notes are an integral part of these financial statements

12

EXO:EXO, INC.

STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(44,394)	$-
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	200	-
Expenses paid by related parties	46,026	-
Changes in operating assets and liabilities:
Inventory	(7,526)	-
Accounts payable	14,543	-
Net cash provided by operating activities	8,849	-

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(3,405)	-
Net cash used in investing activities	(3,405)	-

Net increase in cash	5,444	-
Cash, beginning of year	-	-
Cash, end of year	$5,444	$-

SUPPLEMENTAL INFORMATION
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

Non-cash investing and financing activities:	$-	$-

Notes are an integral part of these financial statements

13

EXO:EXO, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Exo:Exo, Inc (the “Company”) was incorporated under the laws of the State of Wyoming on June 12, 2012 and had been inactive until 2014. The Company designs and produces active wear, and has been a growing brand of choice in the athlete global consumer market.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for annual financial statements.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include the recoverability and useful lives of long-lived assets, the fair value of the Company’s stock, and the valuation allowance related to deferred tax assets. Actual results may differ from these estimates.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition (“ASC 605-10”) which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management’s judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

Revenue arises from the sale of the Company’s product through online and other marketing means. The Company records the payments received from customers as a liability until the products or services are delivered. Sales are recorded when the products or services are delivered.

Cost of sales includes all direct third party manufacturing costs, added materials and packaging and those indirect costs related to delivery to the customer. Such expenses are classified as cost of sales in the corresponding period in which the revenue is recognized in the accompanying income statement.

Fair Value of Financial Instruments

The Company’s short-term financial instruments, including cash, inventory and accounts payable, consist primarily of instruments without extended maturities, the fair value of which, based on management’s estimates, reasonably approximate their book value.

Net Income (loss) Per Common Share

The Company computes earnings (loss) per share under Accounting Standards Codification subtopic 260-10, Earnings Per Share (“ASC 260-10”). Net loss per common share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per share, if presented, would include the dilution that would occur upon the exercise or conversion of all potentially dilutive securities into common stock using the “treasury stock” and/or “if converted” methods as applicable. As of December 31, 2014 and 2013, the Company did not have any potentially dilutive securities.

14

EXO:EXO, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Cash

The Company considers cash to consist of cash on hand and temporary investments having an original maturity of 90 days or less that are readily convertible into cash.

Long-Lived Assets

The Company follows FASB ASC 360-10-15-3, “Impairment or Disposal of Long-lived Assets,” which established a “primary asset” approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell. The Company determined that there was no impairment on its long-lived assets during 2014 and 2013.

Property and Equipment

Property and equipment are stated at cost. When retired or otherwise disposed, the related carrying value and accumulated depreciation are removed from the respective accounts and the net difference less any amount realized from disposition, is reflected in earnings. For financial statement purposes, property and equipment are recorded at cost and depreciated using the straight-line method over their estimated useful lives of 5 years.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to a concentration of credit risk are cash and accounts receivable. Generally, the Company’s cash and cash equivalents in interest-bearing accounts does not exceed FDIC insurance limits. The financial stability of these institutions is periodically reviewed by senior management.

Income Taxes

The Company follows Accounting Standards Codification subtopic 740-10, Income Taxes (“ASC 740-10”) for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability during each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change. Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods.

Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse and are considered immaterial.

Inventory

The Company maintains an inventory, which consists primarily of finished goods. The average cost method is utilized in valuing the inventory, and is stated at the lower of cost or market.

15

EXO:EXO, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Recent Accounting Pronouncements

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company’s financial position, results of operations or cash flows.

NOTE 3 — GOING CONCERN AND MANAGEMENT’S LIQUIDITY PLANS

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements during year ended December 31, 2014, the Company incurred net losses of $44,394 and has a working capital deficit of $47,599. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company’s primary source of operating funds since inception has been cash proceeds from advances from related parties, but there can be no assurance that these funds will be available on terms acceptable to the Company, or will be sufficient to enable the Company to fully execute on its business plan or sustain operations in the future.

The Company’s existence is dependent upon management’s ability to develop profitable operations and to obtain additional funding sources. There can be no assurance that the Company’s financing efforts will result in profitable operations or the resolution of the Company’s liquidity problems. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

NOTE 4 – PROPERTY AND EQUIPMENT

The Company has property and equipment that consist of signage and marketing booth. The depreciation is calculated using the straight line method over the life of the property. All property has a useful life of 5 years. The following table summarizes these assets as of December 31, 2014 and 2013:

	2014	2013
Signage	$2,245	$-
Marketing booth	1,160	-
	3,405	-
Accumulated Depreciation	200	-
	$3,205	$-

During the years ended December 31, 2014 and 2013, depreciation expense charged to operations was $200 and $-0- respectively.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Operating leases

The Company maintains its inventory is a secure, third party location on a month to month basis.

16

EXO:EXO, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Litigation

The Company may, from time to time, become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. The Company is currently not aware of any such legal proceedings that it believes will have, individually or in the aggregate, a material adverse effect on its business, financial condition or operating results.

NOTE 6 – RELATED PARTY TRANSACTIONS

As of December 31, 2014 and 2013, the Company officers and directors have provided advances in the aggregate of $46,026 and $-0- respectively, for working capital purposes. The advances are unsecured, due on demand and non-interest bearing.

NOTE 7 – STOCKHOLDER EQUITY

Common stock

The Company is authorized to issue 1,000 shares of no par value common stock. As of December 31, 2014 and 2013, the Company had 250 shares issued and outstanding.

NOTE 8 – INCOME TAXES

At December 31, 2014, the Company has available for federal income tax purposes a net operating loss carry forward of approximately $44,0000, expiring in the year 2034, that may be used to offset future taxable income. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earnings history of the Company; it is more likely than not that the benefits will not be realized. Due to possible significant changes in the Company’s ownership, the future use of its existing net operating losses may be limited. All or portion of the remaining valuation allowance may be reduced in future years based on an assessment of earnings sufficient to fully utilize these potential tax benefits. During the year ended December 31, 2014, the Company has increased the valuation allowance from $-0- to $44,000.

We have adopted the provisions of ASC 740-10-25, which provides recognition criteria and a related measurement model for uncertain tax positions taken or expected to be taken in income tax returns. ASC 740-10-25 requires that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not that the position would be sustained upon examination by tax authorities. Tax position that meet the more likely than not threshold are then measured using a probability weighted approach recognizing the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company had no tax positions relating to open income tax returns that were considered to be uncertain.

The Company is required to file income tax returns in the U.S. Federal jurisdiction and in Wyoming.

The effective rate differs from the statutory rate of 34% for due to the following:

	2014	2013
Statutory rate on pre-tax book loss	(34.0)%	(34.0)%
Depreciation	5.0%	-
Valuation allowance	29.0%	34.0%
	0.0%	0.0%

17

EXO:EXO, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

The Company’s deferred taxes as of December 31, 2014 and 2013 consist of the following:

	2014	2013
Non-Current deferred tax asset:
Net operating loss carry-forwards	$13,000	$-
Valuation allowance	(13,000)	(-)
Net non-current deferred tax asset	$-	$-

NOTE 9 – SUBSEQUENT EVENTS

The Company’s shareholder entered into a stock exchange agreement whereby the Company became a wholly owned subsidiary of PF Hospitality Group, Inc. effective December 16, 2015.

18